Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Singularity Future Technology Ltd. (the “Company”) for the fiscal year ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Ziyuan Liu, Chief Executive Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: September 27, 2023	By:	/s/ Ziyuan Liu
Ziyuan Liu
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Singularity Future Technology Ltd. (the “Company”) for the fiscal year ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Ying Cao, Chief Financial Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: September 27, 2023	By:	/s/ Ying Cao
Ying Cao
Chief Financial Officer
(Principal Financial and Accounting Officer)